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                                                                   EXHIBIT 10.18

                                AMENDMENT NO. 2

                                      TO

                            AT&T WIRELESS SERVICES


                     NETWORK MEMBERSHIP LICENSE AGREEMENT


          AMENDMENT NO. 2 TO NETWORK MEMBERSHIP LICENSE AGREEMENT ("Amendment No. 2") dated as of June 8, 1999, by and between AT&T Corp., a New York corporation, with offices located at 32 Avenue of the Americas, New York, New York 10013, for itself and its affiliated companies, including AT&T Wireless Services, Inc. (collectively, "Licensor"), and Triton PCS Operating Company L.L.C., a Delaware limited liability company, with offices located at 375 Technology Drive, Malvern, PA 19355 ("Licensee"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the License Agreement referred to below.

          WHEREAS, Licensee and Licensor are parties to that certain Network Membership License Agreement, dated as of February 4, 1998 (as amended, and including the terms and conditions of the letter from Mary Hawkins-Key to Andrew Price, dated October 20,1998, the "License Agreement"), pursuant to which Licensor agreed to license and allow Licensee to use the Licensed Marks in the Licensed Territory on the terms set forth in the License Agreement;

          WHEREAS, Licensor and certain affiliates of Licensee are parties to that certain License Exchange and Acquisition Agreement, dated as of June 8, 1999 (the "License Exchange and Acquisition Agreement"), pursuant to which, among other things, (i) Licensor will acquire from an affiliate of Licensee a portion of the A Block PCS License for the Washington-Baltimore MTA covering the Cumberland, MD BTA and the Hagerstown, MD-Chambersburg, PA-Martinsburg, WV BTA (collectively, the "Hagerstown\Cumberland Markets"), and, in exchange therefor, such affiliate of Licensee will acquire from Licensor a portion of the A Block PCS License for the Atlanta, GA MTA covering the Athens, GA BTA (the "Athens Market"), and (ii) an affiliate of Licensee will acquire from Licensor a portion of the A Block PCS License for the Atlanta, GA MTA covering each of Bryan County, GA, Chatham County, GA, Effingham County, GA and Liberty County, GA within the Atlanta, GA MTA (such counties, together with the Athens Market, are hereinafter referred to as the "Additional Markets"), on the terms set forth therein;

          WHEREAS, pursuant to the License Exchange and Acquisition Agreement it was agreed, and Licensee and Licensor desire, that the term "Licensed Territory" as used in the License Agreement be amended to, among other things, include the Additional Markets and
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delete the Hagerstown\Cumberland Markets, on the terms and conditions set forth in this Amendment No. 2.

          NOW THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Exchange and Acquisition Agreement and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.   Amendment. Schedule C to the License Agreement is hereby amended
               ---------
and restated in its entirety as set forth in Schedule I hereto.

          2.   Severability of Provisions.  Any provision of this Amendment No.
               --------------------------
2 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.   Agreement to Remain in Full Force and Effect.  This Amendment No.
               --------------------------------------------
2 shall be deemed to be an amendment to the License Agreement. All references to the License Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the License Agreement as amended hereby. Except as amended hereby, the License Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          4.   Heading.  The headings in this Amendment No. 2 are inserted for
               -------
convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 2 or any provision thereof.

          5.   Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          6.   Applicable Law; Jurisdiction.  The construction, performance and
               ----------------------------
interpretation of this Agreement shall be governed by the U.S. Trademark Act, 15 U.S.C. 1051 et seq., and the internal, substantive laws of the State of New York, without regard to its principles of conflicts of law; provided that if the foregoing laws should be modified during the term hereof in such a way as to adversely affect the original intent of the parties, the parties will negotiate in good faith to amend this Amendment No. 2 to effectuate their original intent as closely as possible.

                                      -2-
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Executed as of the date first written above.

AT&T CORP.                         TRITON PCS OPERATING COMPANY
                                   L.L.C.
                                   By:  Triton Management Company, Inc., its
By: /s/ [SIGNATURE ILLEGIBLE]^^         manager
    ---------------------------
Name: SIGNATURE ILLEGIBLE
Title: Authorized Signatory        By: /s/ David D. Clark
                                      ---------------------------------
                                      Name: David D. Clark
                                      Title: Senior Vice President &
                                             Chief Financial Officer


                                      -3-
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                                                                      Schedule I
                                                              to Amendment No. 2
                                                            to License Agreement

                                  SCHEDULE C

                              LICENSED TERRITORY
                              ------------------

I.   From Washington MTA                               BTA Market Designator
     Charlottesville, VA                                         B075
     Fredericksburg, VA                                          B156
     Harrisonburg, VA                                            B183
     Winchester, VA                                              B479

II.  From Richmond MTA
     Danville, VA                                                B104
     Lynchburg, VA                                               B266
     Martinsville, VA                                            B284
     Norfolk-Virginia Beach, Newport News,
       Hampton, VA                                               B324
     Richmond, VA                                                B374
     Roanoke, VA                                                 B376
     Staunton-Waynesboro, VA                                     B430

III. From Knoxville MTA
     Kingsport, Johnson City, TN-Bristol VA                      B229
     Middlesboro, TN                                             B295

IV.  From Atlanta MTA
     Augusta, GA                                                 B026
     Savannah, GA (Beaufort, Hampton, Jasper,
      Bryan, Effingham, Chatham and Liberty Counties)            B410
     Athens, GA                                                  B022

V.   From Charlotte MTA
     Anderson, SC                                                B016
     Ashville-Hendersonville, NC                                 B020
     Charleston, SC                                              B072
     Columbia, SC                                                B091
     Fayetteville-Lumberton, NC                                  B141
     Florence, SC                                                B147
     Goldsboro-Kinston, NC                                       B165
     Greenville-Spartanburg, SC                                  B177
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Greenville-Washington, NC                                 B176
Greenwood, SC                                             B178
Hickory-Lenoir-Morgantan, NC                              B189
Jacksonville, NC                                          B214
Myrtle Beach, SC                                          B312
New Bern, NC                                              B316
Orangeburg, SC                                            B335
Roanoke Rapids, NC                                        B377
Rocky Mount-Wilson, NC                                    B382
Sumter, SC                                                B436
Wilmington, NC                                            B478

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